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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 29, 1998

             CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1998-12).

                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                  333-45887              95-4449516
 ----------------------------     ------------        -------------------
 (State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)           File Number)        Identification No.)


                 4500 Park Granada
               Calabasas, California                91302
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               (Address of Principal              (Zip Code)
                Executive Offices)


       Registrant's telephone number, including area code (818) 304-5591
                                                          ----- --------

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Item 5.  Other Events.
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     On June 29, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and
Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-12. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Item 7.       Financial Statements, Pro Forma Financial
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              Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. The Pooling and Servicing Agreement, dated as of June 1, 1998, by and among the Company, CHL and the Trustee.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.



                                  By: /s/ Nicholas Krsnich
                                     ----------------------------
                                      Nicholas Krsnich
                                      Vice President

Dated:  July 14, 1998









                                 Exhibit Index
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Exhibit                                                                  Page
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99.1.     Pooling and Servicing Agreement,
          dated as of June 1, 1998, by
          and among, the Company, CHL
          and the Trustee.                                                 6